                          INDEPENDENT AUDITOR'S CONSENT

We consent to the use in Amendment No. 1 to Registration Statement No. 333-59824
of Southern Connecticut Bancorp,  Inc. on Form SB-2, of our report dated January
30,  2001,  appearing  in the  Prospectus,  which  is part of this  Registration
Statement.

We also consent to the reference to our Firm under the caption "Experts" in such
Prospectus.

                                        /s/ McGladrey & Pullen, LLP

New Haven, Connecticut
June 8, 2001